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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 18, 2004
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                     TREMISIS ENERGY ACQUISITION CORPORATION
                     ---------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                    000-50682              20-0700684
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 (State or Other Jurisdiction        (Commission           (IRS Employer
       of Incorporation)             File Number)        Identification No.)


 1775 Broadway, Suite 604, New York, New York                     10019
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  (Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (212) 397-1464
                                                     --------------


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS

         On May 18, 2004, the initial public offering ("IPO") of 6,325,000 Units ("Units") of Tremisis Energy Acquisition Corporation (the "Company"), including 825,000 Units issued upon exercise of the underwriters' over-allotment option, was consummated. Each Unit consists of one share of Common Stock, $.0001 par value per share ("Common Stock"), and two Warrants ("Warrants"), each to purchase one share of Common Stock. The Units were sold at an offering price of $6.00 per Unit, generating gross proceeds of $37,950,000. Audited financial statements as of May 18, 2004 reflecting receipt of the proceeds upon consummation of the IPO have been issued by the Company and are included as
Exhibit 99.1 to this Current Report on Form 8-K.

         The Company has been informed by EarlyBirdCapital, Inc., the representative of the underwriters in the IPO, that, if this Current Report on Form 8-K is filed on May 18, 2004, then separate trading of the Common Stock and Warrants underlying the Company's Units may commence on or about May 24, 2004. A copy of the press release announcing separate trading of the Common Stock and Units is included as Exhibit 99.2 to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS

         (c)      Exhibits:

                  Exhibit 99.1              Audited Financial Statements

                  Exhibit 99.2              Press release dated May 18, 2004

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   May 18, 2004                  TREMISIS ENERGY
                                       ACQUISITION CORPORATION



                                       By: /s/ Lawrence S. Coben
                                           -------------------------------------
                                           Lawrence S. Coben
                                           Chairman and Chief Executive Officer